SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 27, 2003
                        (Date of Earliest Event Reported)

                           Jefferson-Pilot Corporation
             (Exact name of registrant as specified in its charter)

       North Carolina                1-5955               56-0896180
(State or other jurisdiction      (Commission          (I.R.S. Employer
     of incorporation)            File Number         Identification No.)

            100 North Greene Street, Greensboro, North Carolina 27401
               (Address of principal executive offices) (Zip Code)

                                 (336) 691-3000
              (Registrant's telephone number, including area code)

Item 7. Exhibits

Exhibit 99 - Press Release of Jefferson-Pilot Corporation issued October 27, 2003 reporting financial results for the third quarter 2003.

Item 9 (for Item 12, Earnings Release).

This Form 8-K is being filed to comply with the new SEC requirement that the Earnings Press Release be furnished to the SEC under cover of Form 8-K. JP's
Earnings Press Release for the third quarter of 2003, issued after the NYSE close on October 27, 2003, is being filed as Exhibit 99 to this Form 8-K.

This Form 8-K is also being posted on JP's corporate website .

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              JEFFERSON-PILOT CORPORATION



                                              ----------------------------------
                                              By: /s/  Robert A. Reed
                                              Name:  Robert A. Reed
                                              Title: Vice President

Dated: October 27, 2003

                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

99 Press Release of Jefferson-Pilot Corporation issued October 27, 2003 reporting financial results for the third quarter 2003.